                                                                    EXHIBIT 10.2

================================================================================


                             CONTRIBUTION AGREEMENT

                                      Among

                            The Times Mirror Company,

                       Fortification Holdings Corporation,

                           Wick Holdings Corporation,

                        Eagle New Media Investments, LLC,

                       Eagle Publishing Investments, LLC,

                              Chandler Trust No. 1,

                              Chandler Trust No. 2,

                                       and

                                  TMCT II, LLC



                             Dated September 3, 1999


================================================================================

                                TABLE OF CONTENTS


RECITALS.......................................................................1

1. DEFINITIONS.................................................................1

2. THE CLOSING.................................................................2

3. CONTRIBUTION OF ASSETS......................................................2
            3.1 Contribution of Securities Assets by Trust 1...................2
            3.2 Contribution of Securities Assets by Trust 2...................3
            3.3 Contribution of OP Preferred Assets by TMC.....................3
            3.4 Contribution of Cash Asset by Eagle 1,
                Eagle 2, Fortification and Wick................................3
            3.5 Securities Assets Contributed Ex-Dividend......................3
            3.6 No Liabilities.................................................3

4. INSTRUMENTS OF CONVEYANCE AND TRANSFER......................................3

5. REPRESENTATIONS AND WARRANTIES RELATING TO THE TMC MEMBERS..................4
            5.1 Organization, Corporate Power and Authority....................4
            5.2 Authorization of Agreements....................................5
            5.3 No Conflicts...................................................5
            5.4 Effect of Agreement............................................5
            5.5 Title to OP Preferred Assets...................................5
            5.6 Commissions....................................................5
            5.7 Investment Company.............................................6
            5.8 No Registration; Investment Intent.............................6
            5.9 Taxes........................................................  6

6. REPRESENTATIONS AND WARRANTIES OF TRUST 1...................................7
            6.1 Authorization of Agreement.....................................7
            6.2 No Conflicts...................................................7
            6.3 Effect of Agreement............................................7
            6.4 Title to Trust 1's Securities Assets...........................7
            6.5 Commissions....................................................8
            6.6 Investment Company.............................................8
            6.7 No Registration; Investment Intent.............................8
            6.8 Agreements with TMCT Ventures, L.P.............................8

7. REPRESENTATIONS AND WARRANTIES OF TRUST 2...................................9
            7.1 Authorization of Agreement.....................................9

            7.2 No Conflicts...................................................9
            7.3 Effect of Agreement............................................9
            7.4 Title to Trust 2's Securities Assets..........................10
            7.5 Commissions...................................................10
            7.6 Investment Company............................................10
            7.7 No Registration; Investment Intent............................10
            7.8 Agreements with TMCT Ventures, L.P............................11

8. REPRESENTATIONS AND WARRANTIES OF LLC......................................11
            8.1 Organization, Corporate Power and Authority...................11
            8.2 Authorization of Agreements...................................11
            8.3 No Conflicts..................................................11
            8.4 Effect of Agreement...........................................11
            8.5 Commissions...................................................12
            8.6 Agreements with TMCT Ventures, L.P............................12
            8.7 Actions Since Formation.......................................12

9. CONDITIONS.................................................................12
            9.1 Conditions to Obligations of All the Parties..................12
                        9.1.1 Execution of the LLC Agreement..................12
            9.2 Additional Conditions to Obligations of the TMC Members.......12
                        9.2.1 Opinion of Latham & Watkins.....................12
                        9.2.2 Board Approval..................................12
            9.3 Additional Conditions to Obligations of the Trusts............13
                        9.3.1 Opinion of Gibson, Dunn & Crutcher LLP..........13
                        9.3.2 Opinion of Richards, Layton & Finger............13

10. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATIONS.............................13
            10.1 Survival of Representations..................................13
            10.2 Agreements to Indemnify......................................13
                        10.2.1 Trust 1 Indemnity..............................13
                        10.2.2 Trust 2 Indemnity..............................14
                        10.2.3 TMC Indemnity..................................14
                        10.2.4 LLC Indemnity..................................14
                        10.2.5 Indemnification Threshold......................14
                        10.2.6 Subrogation....................................14
            10.3 Conditions of Indemnification................................14
                        10.3.1 Notice.........................................14
                        10.3.2 Failure to Assume Defense......................15
                        10.3.3 Claim Adverse to Indemnifying Party............15
                        10.3.4 Cooperation....................................15
            10.4 Damages......................................................15

11. COVENANTS.................................................................16
            11.1 Cooperation..................................................16
            11.2 Tax Cooperation..............................................16
            11.3 Exchange of Series C-1 and Series C-2 Preferred Stock........16

            11.4 Tax Status...................................................16
            11.5 Actions With Respect to OP Preferred Assets..................17

12. MISCELLANEOUS.............................................................17
            12.1 Waivers......................................................17
            12.2 Entire Agreement.............................................17
            12.3 Binding Effect, Benefits.....................................17
            12.4 Assignability................................................17
            12.5 Notices......................................................18
            12.6 Governing Law; Jurisdiction..................................19
            12.7 Attorneys' Fees..............................................19
            12.8 Rules of Construction........................................19
                        12.8.1 Headings.......................................19
                        12.8.2 Tense and Case.................................19
                        12.8.3 Severability...................................19
            12.9 Counterparts.................................................19
            12.10 Expenses....................................................20
            12.11 Construction of Agreement...................................20
            12.12 Consent to Jurisdiction and Forum Selection.................20

                             CONTRIBUTION AGREEMENT

        This CONTRIBUTION AGREEMENT (together with the exhibits and schedules hereto, the "Agreement") is entered into as of September 3, 1999 by and among:

        (A)     (i) The Times Mirror Company, a Delaware corporation ("TMC");
                (ii) Eagle New Media Investments, LLC, a Delaware limited liability company ("Eagle 1"); (iii) Eagle Publishing Investments, LLC, a Delaware limited liability company ("Eagle 2"); (iv) Fortification Holdings Corporation, a Delaware corporation ("Fortification"); (v) Wick Holdings Corporation, a Delaware corporation ("Wick" and collectively with TMC, Eagle 1, Eagle 2 and Fortification, the "TMC Members");

        (B) (i) Chandler Trust No. 1 ("Trust 1"); and (ii) Chandler Trust No. 2 ("Trust 2," and together with Trust 1, the "Trusts"); and

        (C)     TMCT II, LLC, a Delaware limited liability company ("LLC"),

        with reference to the following facts:

                                    RECITALS

        A. The Trusts and the TMC Members intend to enter into the Amended and Restated Limited Liability Company Agreement of LLC substantially in the form attached hereto as Exhibit A (the "LLC Agreement").

        B. Under the LLC Agreement, (i) TMC is obligated to contribute to LLC, as a capital contribution, assets referred to herein as the OP Preferred Assets and (ii) Eagle 1, Eagle 2, Fortification and Wick are obligated to contribute to LLC, as a capital contribution, cash and cash equivalents in the amount of $233,251,757, $400,000,000, $1,000,000 and $1,000,000, respectively
(collectively, the "Cash Asset").

        C. Under the LLC Agreement, the Trusts are obligated to contribute to LLC, as a capital contribution, certain assets referred to herein as the Securities Assets.

        D. The parties wish to enter into this Agreement to govern certain matters with respect to the foregoing contributions.

        NOW, therefore, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

1.      DEFINITIONS.

        Unless otherwise indicated herein, capitalized terms used herein shall have their respective meanings set forth in the LLC Agreement. In addition, the following terms shall have the following meanings when used in this Agreement:

        "Assets" shall mean the Cash Asset, the OP Preferred Assets and the Securities Assets.

        "Cash Asset" shall have the meaning set forth in the Recitals hereto.

        "Closing" shall have the meaning set forth in Section 2.

        "Encumbrances" shall mean all title defects, objections, liens, mortgages, pledges, charges, security interests, encumbrances, leases, options to purchase, rights of first refusal, material restrictions or adverse claims of any nature whatsoever.

        "Indemnified Party" shall mean, with respect to any Losses, the party seeking indemnity hereunder.

        "Indemnifying Party" shall mean, with respect to any Losses, the party from whom indemnity is being sought hereunder.

        "Losses" shall mean any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, remedies and penalties (including, without limitation, interest, penalties, settlement costs and any legal, accounting or other fees and expenses for investigating and/or defending any claims or threatened actions) incurred by the Indemnified Party.

        "Material Adverse Effect" shall mean a material adverse effect on the business, assets, prospects, condition (financial or otherwise) or results of operations of the person or entity to which reference is made. If such person or entity has subsidiaries, such determination shall be made on a consolidated basis.

        "OP Preferred Assets" shall mean the Cumulative Redeemable Preferred Units described on Schedule 3.3 hereof.

        "Securities Assets" shall mean the Trust 1 Securities Assets and the Trust 2 Securities Assets.

        "Trust 1 Securities Assets" shall have the meaning set forth in Section 3.1.

        "Trust 2 Securities Assets" shall have the meaning set forth in Section 3.2.

2.      THE CLOSING.

        Upon the satisfaction or waiver of all conditions set forth in Article 9 of this Agreement, the closing (the "Closing") of the contribution of assets to LLC contemplated hereby shall take place at the offices of Gibson, Dunn & Crutcher LLP, 333 S. Grand Avenue, Los Angeles, California 90071, at 9:00 a.m. on September 3, 1999, or such other place, time and date as TMC and the Trusts may mutually select.

3.      CONTRIBUTION OF ASSETS.

        3.1 CONTRIBUTION OF SECURITIES ASSETS BY TRUST 1. Subject to the terms and conditions of this Agreement, at the Closing, Trust 1 shall convey, transfer, assign and deliver to LLC, as a contribution, all of such Trust's right, title and interest in and to the securities set forth on Schedule 3.l (the "Trust 1 Securities Assets"). The parties agree that, as of the Closing, Trust 1 shall be deemed to have contributed the Trust 1 Securities Assets to the capital of LLC in satisfaction of its capital contribution obligations under the LLC Agreement.

        3.2 CONTRIBUTION OF SECURITIES ASSETS BY TRUST 2. Subject to the terms and conditions of this Agreement, at the Closing, Trust 2 shall convey, transfer, assign and deliver to LLC, as a contribution, all of such Trust's right, title and interest in and to the securities set forth on Schedule 3.2 (the "Trust 2 Securities Assets"). The parties agree that, as of the Closing, Trust 2 shall be deemed to have contributed the Trust 2 Securities Assets to the capital of LLC in satisfaction of its capital contribution obligations under the LLC Agreement.

        3.3 CONTRIBUTION OF OP PREFERRED ASSETS BY TMC. Subject to the terms and conditions of this Agreement, at the Closing, TMC shall convey, transfer, assign and deliver to LLC, as a contribution, all of TMC's right, title and interest in and to the OP Preferred Assets set forth on Schedule 3.3 and all of its rights under any contribution agreement, partnership agreement, registration rights agreement, charter and other document related to TMC's acquisition and ownership of such OP Preferred Assets, true and correct copies of which have been delivered to LLC (collectively, the "OP Preferred Agreements"). The parties agree that, as of the Closing, the amount of the OP Preferred Assets contributed by TMC shall be as set forth on Schedule 3.3, and TMC shall be deemed to have contributed the sum of $600,000,000.00, in the aggregate, to the capital of LLC in satisfaction of its capital contribution obligations under the LLC Agreement.

        3.4 CONTRIBUTION OF CASH ASSET BY EAGLE 1, EAGLE 2, FORTIFICATION AND WICK.

        Subject to the terms and conditions of this Agreement, at the Closing, each of Eagle 1, Eagle 2, Fortification and Wick shall contribute, convey, transfer, assign and deliver to LLC its respective portion of the Cash Asset. The parties agree that, as of the Closing, each of Eagle 1, Eagle 2, Fortification and Wick shall be deemed to have contributed $233,251,757, $400,000,000, $1,000,000 and $1,000,000 in cash or cash equivalents, respectively to the capital of LLC in satisfaction of their respective capital contribution obligations under the LLC Agreement.

        3.5 SECURITIES ASSETS CONTRIBUTED EX-DIVIDEND. Anything herein to the contrary notwithstanding, it is agreed by the parties that any and all dividends paid on the Trust 1 Securities Assets and the Trust 2 Securities Assets with a record date prior to the Closing shall belong and be paid to Trust 1 and Trust 2, respectively, and not to LLC.

        3.6 NO LIABILITIES. In no event shall LLC assume any liabilities of Trust 1, Trust 2 or the TMC Members in connection with contribution of Assets and the transactions contemplated hereby.

4.      INSTRUMENTS OF CONVEYANCE AND TRANSFER.

        At the Closing, the Trusts, TMC, Eagle 1, Eagle 2, Fortification and Wick shall execute and deliver to LLC any and all such documents as may reasonably requested by any other party in order to effect the transfers and otherwise carry out the transactions contemplated herein, including without limitation, stock powers executed in blank with respect to the OP Preferred Assets and the Securities Assets contributed.

5.      REPRESENTATIONS AND WARRANTIES RELATING TO THE TMC MEMBERS.

        As an inducement for each of the Trusts and LLC to enter into this Agreement, TMC represents and warrants to each of the Trusts and LLC that each of the following statements is true and correct as of the date hereof:

        5.1 ORGANIZATION, CORPORATE POWER AND AUTHORITY. Each of the TMC Members is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state of organization, has all requisite power and authority, corporate or other, to own, operate and lease its properties and carry on its business as now conducted, and is duly qualified to do business and is in good standing as a foreign corporation or a foreign limited liability company in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect upon the TMC Members, taken as a whole. All of the outstanding stock of Fortification and Wick is owned, directly or indirectly, beneficially and of record, by TMC.

        5.2 AUTHORIZATION OF AGREEMENTS. Each of the TMC Members has all requisite corporate or limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and all corporate or limited liability company action other than approval of the Board of Directors of TMC necessary for such execution, delivery, performance and consummation has been duly taken.

        5.3 NO CONFLICTS. The execution and delivery by any of the TMC Members of this Agreement does not, and the performance and consummation of the transactions contemplated hereby will not, result in or give rise to (with or without the giving of notice or the lapse of time, or both) any conflict with, breach or violation of, or default, termination, forfeiture or acceleration of obligations under, any terms or provisions of (i) its certificate of incorporation, certificate of formation, bylaws, or operating agreement, (ii) any statute, rule, regulation or any judicial, governmental, regulatory or administrative decree, order or judgment applicable to it or its assets, or
(iii) any material agreement, lease or other instrument to which it is a party or by which it or any of its assets may be bound (other than, in the case of items (ii) and (iii) immediately above, such breaches, violations, defaults, terminations, forfeitures or accelerations as would not have a Material Adverse Effect upon the TMC Members, taken as a whole).

        5.4 EFFECT OF AGREEMENT. This Agreement, upon approval of the Board of Directors of TMC, shall be the legal, valid and binding obligation of each of the TMC Members, enforceable against each of them in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to general equitable principles.

        5.5 TITLE TO OP PREFERRED ASSETS. Upon the Closing, LLC shall have good and valid title to all of the OP Preferred Assets, free and clear of all Encumbrances and the benefit of any and all representations, warranties, covenants and agreements relating thereto as provided in the OP Preferred Agreements and any assets received in respect thereof, as the contributor and holder thereunder and such representations, warranties, covenants and agreements are assignable to LLC.

        5.6 COMMISSIONS. None of the TMC Members nor any of their respective directors, officers, employees or agents is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with the transactions contemplated hereby, except as disclosed to the other parties hereto.

        5.7 INVESTMENT COMPANY. None of the TMC Members is an investment company as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). For purposes of Section 3(c)(1) of the Investment Company Act, LLC has no more than the number of beneficial holders of its outstanding securities as are set forth on Schedule 5.7 hereto on account of the TMC Members.

        5.8 NO REGISTRATION; INVESTMENT INTENT. (i) Each of the TMC Members understands that its interest in the LLC is being offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), based upon an exemption provided under the Act and without qualification or registration under the securities laws of California, in reliance upon the representations and warranties made by the parties hereto, and its interest in the LLC may not be re-sold, transferred, assigned or otherwise disposed of other than pursuant to an effective registration statement or pursuant to an exemption from such registration requirements; (ii) each of the TMC Members agrees that it shall not sell, transfer, assign, pledge or otherwise dispose of its interest in the LLC unless pursuant to Article V of the LLC Agreement and
(a) pursuant to an effective registration statement or (b) the TMC Member delivers to LLC an opinion of counsel, reasonably acceptable to LLC, that such sale, transfer, assignment, pledge or other disposition is exempt from registration under the Act; (iii) each of the TMC Members understands that it may be deemed an "affiliate" of LLC, as such term is used for purposes of Rule 144 under the Act, in which case any disposition of its interest in the LLC by such TMC Member may be subject to the requirements of such rules; (iv) each of the TMC Members is acquiring its interest in the LLC for investment purposes for its own account and without a view to distribution or resale thereof (except in compliance with applicable law); (v) each of the TMC Members acknowledges that it has had the right to ask questions of and receive answers from the parties hereto and their officers and representatives and to obtain such information concerning the parties hereto and the transactions contemplated hereby as each of the TMC Members deems necessary prior to making an investment decision with respect to the transactions contemplated hereby, including with respect to the interest in the LLC; (vi) each of the TMC Members has such knowledge and experience in financial and business matters so as to enable such TMC Member to evaluate the merits and risks of an investment in the interest in the LLC; (vii) each of the TMC Members is able to bear the economic risk of the investment in the interest in the LLC.

        5.9 TAXES. Each of the TMC Members has filed all required franchise tax returns, if any, and paid all required taxes, if any, under the California Revenue & Taxation Code, subject to additional amounts that may have to be paid as a result of Federal audit adjustments.

6.      REPRESENTATIONS AND WARRANTIES OF TRUST 1.

        As an inducement for the TMC Members, Trust 2 and LLC to enter into this Agreement, Trust 1 represents and warrants to the TMC Members, Trust 2 and LLC that each of the following statements is true and correct as of the date hereof:

        6.1 AUTHORIZATION OF AGREEMENT. (i) Trust 1 has not been revoked, modified, or amended in any manner which would cause the representations and warranties made by Trust 1 herein to be untrue or incorrect or cause this Agreement to be unenforceable against Trust 1; (ii) each trustee (a "Trustee") of Trust 1 has accepted appointment as a Trustee of Trust 1 under the declaration of trust relating to Trust 1 (the "Declaration"), and, by the terms of Trust 1, is qualified and possesses the necessary trust powers to act, and does act as a Trustee pursuant to such Declaration; (iii) the Trustees who have executed and delivered this Agreement on behalf of Trust 1 possess the full power and authority to execute and deliver the Agreement and to consummate the transactions contemplated hereby, and, in so doing, are properly acting and exercising their powers under such Declaration; (iv) the Trustees who have executed and delivered this Agreement on behalf of Trust 1 constitute all of the currently acting Trustees of Trust 1, and the signature of such Trustees is all that is required for the execution and delivery of this Agreement and to authorize the consummation of the Transactions; and (v) no other signature or other proceedings on the part of Trust 1 or any of its Trustees or beneficiaries is necessary to approve this Agreement or to authorize the execution and delivery, and the performance of the terms, hereof and thereof.

        6.2 NO CONFLICTS. The execution and delivery by Trust 1 of this Agreement does not, and the performance and consummation of the transactions contemplated hereby will not, result in or give rise to (with or without the giving of notice or the lapse of time, or both) any conflict with, breach or violation of, or default, termination, forfeiture or acceleration of obligations under, any terms or provisions of (i) its declaration of trust, (ii) any statute, rule, regulation or any judicial, governmental, regulatory or administrative decree, order or judgment applicable to it or its assets, or
(iii) any material agreement, lease or other instrument to which it is a party or by which it or any of its assets may be bound (other than, in the case of items (ii) and (iii) immediately above, such breaches, violations, defaults, terminations, forfeitures or accelerations as would not have a Material Adverse Effect upon Trust 1).

        6.3 EFFECT OF AGREEMENT. This Agreement is Trust 1's legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to general equitable principles.

        6.4 TITLE TO TRUST 1'S SECURITIES ASSETS. Trust 1 has good and valid title to all of the Trust 1 Securities Assets, free and clear of all Encumbrances.

        6.5 COMMISSIONS. Neither Trust 1 nor any of its respective trustees or agents is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with the transactions contemplated hereby, except as disclosed to the other parties hereto.

        6.6 INVESTMENT COMPANY. Trust 1 is not an investment company as such term is defined in the Investment Company Act. For purposes of Section 3(c)(1) of the Investment Company Act, LLC has no more than the number of beneficial holders of its outstanding securities set forth on Schedule 6.6 hereto on account of Trust 1.

        6.7 NO REGISTRATION; INVESTMENT INTENT. (i) Trust 1 understands that the interest in the LLC is being offered and sold without registration under the Act, based upon an exemption provided under the Act and without qualification or registration under the securities laws of California, in reliance upon the representations and warranties made by the parties hereto, and the interest in the LLC may not be re-sold, transferred, assigned or otherwise disposed of other than pursuant to an effective registration statement or pursuant to an exemption from such registration requirements; (ii) Trust 1 agrees that it shall not sell, transfer, assign, pledge or otherwise dispose of any interest in the LLC unless pursuant to Article V of the LLC Agreement and (a) pursuant to an effective registration statement or (b) Trust 1 delivers to LLC an opinion of counsel, reasonably acceptable to LLC, that such sale, transfer, assignment, pledge or other disposition is exempt from registration under the Act; (iii) Trust 1 understands that it may be deemed an "affiliate" of LLC, as such term is used for purposes of Rule 144 under the Act, in which case any disposition of its interest in the LLC by Trust 1 may be subject to the requirements of such rules;
(iv) Trust 1 is acquiring the interest in the LLC for investment purposes for its own account and without a view to distribution or resale thereof (except in compliance with applicable law); (v) Trust 1 acknowledges that it has had the right to ask questions of and receive answers from the parties hereto and their officers and representatives and to obtain such information concerning the parties hereto and the transactions contemplated hereby as Trust 1 deems necessary prior to making an investment decision with respect to the transactions contemplated hereby, including with respect to the interest in the LLC; (vi) Trust 1 has such knowledge and experience in financial and business matters so as to enable Trust 1 to evaluate the merits and risks of an investment in the interest in the LLC;
(vii) Trust 1 is able to bear the economic risk of the investment in the interest in the LLC; and (viii) Trust 1 is domiciled in the State of California, and to the extent it and its subtrusts file income tax returns, each files income tax returns as a person or entity that is domiciled in that State.

        6.8     AGREEMENTS WITH TMCT VENTURES, L.P.

        All agreements between (i) Trust 1 and any of its affiliates, on the one hand, and (ii) TMCT Ventures, L.P., a Delaware limited partnership, or any of the partners of such partnership, on the other hand, have been disclosed to each of the parties hereto in writing.

7.      REPRESENTATIONS AND WARRANTIES OF TRUST 2.

        As an inducement for the TMC Members, Trust 1 and LLC to enter into this Agreement, Trust 2 represents and warrants to the TMC Members, Trust 1 and LLC that each of the following statements is true and correct as of the date hereof:

        7.1 AUTHORIZATION OF AGREEMENT. (i) Trust 2 has not been revoked, modified, or amended in any manner which would cause the representations and warranties made by Trust 2 herein to be untrue or incorrect or cause this Agreement to be unenforceable against Trust 2; (ii) each Trustee of Trust 2 has accepted appointment as a Trustee of Trust 2 under the Declaration relating to Trust 2, and, by the terms of Trust 2, is qualified and possesses the necessary trust powers to act, an does act as a Trustee pursuant to such Declaration;
(iii) the Trustees who have executed and delivered this Agreement on behalf of Trust 2 possess the full power and authority to execute and deliver the Agreement and to consummate the transactions contemplated hereby, and, in so doing, are properly acting and exercising their powers under such Declaration;
(iv) the Trustees who have executed and delivered this Agreement on behalf of Trust 2 constitute all of the currently acting Trustees of Trust 2, and the signature of such Trustees is all that is required for the execution and delivery of this Agreement and to authorize the consummation of the Transactions; and (v) no other signature or other proceedings on the part of Trust 2 or any of its Trustees or beneficiaries is necessary to approve this Agreement or to authorize the execution and delivery, and the performance of the terms, hereof and thereof.

        7.2 NO CONFLICTS. The execution and delivery by Trust 2 of this Agreement does not, and the performance and consummation of the transactions contemplated hereby will not, result in or give rise to (with or without the giving of notice or the lapse of time, or both) any conflict with, breach or violation of, or default, termination, forfeiture or acceleration of obligations under, any terms or provisions of (i) its declaration of trust, (ii) any statute, rule, regulation or any judicial, governmental, regulatory or administrative decree, order or judgment applicable to it or its assets, or
(iii) any material agreement, lease or other instrument to which it is a party or by which it or any of its assets may be bound (other than, in the case of items (ii) and (iii) immediately above, such breaches, violations, defaults, terminations, forfeitures or accelerations as would not have a Material Adverse Effect upon Trust 2).

        7.3 EFFECT OF AGREEMENT. This Agreement is Trust 2's legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to general equitable principles.

        7.4 TITLE TO TRUST 2'S SECURITIES ASSETS. Trust 2 has good and valid title to all of the Trust 2 Securities Assets, free and clear of all Encumbrances.

        7.5 COMMISSIONS. Neither Trust 2 nor any of its respective trustees or agents is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or in connection with the transactions contemplated hereby, except as disclosed to the other parties hereto.

        7.6 INVESTMENT COMPANY. Trust 2 is not an investment company as such term is defined in the Investment Company Act. For purposes of Section 3(c)(1) of the Investment Company Act, LLC has no more than the number of beneficial holders of its outstanding securities set forth on Schedule 7.6 hereto on account of Trust 2.

        7.7 NO REGISTRATION; INVESTMENT INTENT. (i) Trust 2 understands that the interest in the LLC is being offered and sold without registration under the Act, based upon an exemption provided under the Act and without qualification or registration under the securities laws of California, in reliance upon the representations and warranties made by the parties hereto, and the interests in the LLC may not be re-sold, transferred, assigned or otherwise disposed of other than pursuant to an effective registration statement or pursuant to an exemption from such registration requirements; (ii) Trust 2 agrees that it shall not sell, transfer, assign, pledge or otherwise dispose of any interest in the LLC unless pursuant to Article V of the LLC Agreement and (a) pursuant to an effective registration statement or (b) Trust 2 delivers to LLC an opinion of counsel, reasonably acceptable to LLC, that such sale, transfer, assignment, pledge or other disposition is exempt from registration under the Act; (iii) Trust 2 understands that it may be deemed an "affiliate" of LLC, as such term is used for purposes of Rule 144 under the Act, in which case any disposition of its interest in the LLC by Trust 2 may be subject to the requirements of such rules;
(iv) Trust 2 is acquiring the interest in the LLC for investment purposes for its own account and without a view to distribution or resale thereof (except in compliance with applicable law); (v) Trust 2 acknowledges that it has had the right to ask questions of and receive answers from the parties hereto and their officers and representatives to obtain such information concerning the parties hereto and the transactions contemplated hereby as Trust 2 deems necessary prior to making an investment decision with respect to the transactions contemplated hereby, including with respect to the interest in the LLC; (vi) Trust 2 has such knowledge and experience in financial and business matters so as to enable Trust 2 to evaluate the merits and risks of an investment in the interest in the LLC;
(vii) Trust 2 is able to bear the economic risk of the investment in the interest in the LLC; and (viii) Trust 2 is domiciled in the State of California, and to the extent it and its subtrusts file income tax returns, each files income tax returns as a person or entity that is domiciled in that State.

        7.8     AGREEMENTS WITH TMCT VENTURES, L.P.

        All agreements between (i) Trust 2 and any of its affiliates, on the one hand, and (ii) TMCT Ventures, L.P., a Delaware limited partnership, or any of the partners of such partnership, on the other hand, have been disclosed to each of the parties hereto in writing.

8.      REPRESENTATIONS AND WARRANTIES OF LLC.

        As an inducement for the TMC Members and the Trusts to enter into this Agreement, LLC represents and warrants to the TMC Members and the Trusts that each of the following statements is true and correct as of the date hereof:

        8.1 ORGANIZATION, CORPORATE POWER AND AUTHORITY. LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite power and authority to own, operate and lease its properties and carry on its business as now, or anticipated to be, conducted, and is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect upon LLC.

        8.2 AUTHORIZATION OF AGREEMENTS. LLC has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and all action necessary for such execution, delivery, performance and consummation has been duly taken.

        8.3 NO CONFLICTS. The execution and delivery by LLC of this Agreement does not, and the performance and consummation of the transactions contemplated hereby will not, result in or give rise to (with or without the giving of notice or the lapse of time, or both) any conflict with, breach or violation of, or default, termination, forfeiture or acceleration of obligations under, any terms or provisions of (i) its Certificate of Formation or the LLC Agreement, (ii) any statute, rule, regulation or any judicial, governmental, regulatory or administrative decree, order or judgment applicable to it or its assets, or (iii) any agreement, lease or other instrument to which it is a party or by which it or any of its assets may be bound (other than, in the case of items (ii) and (iii) immediately above, such breaches, violations, defaults, terminations, forfeitures or accelerations as would not have a Material Adverse Effect upon LLC).

        8.4 EFFECT OF AGREEMENT. This Agreement is the legal, valid and binding obligation of LLC, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to general equitable principles.

        8.5 COMMISSIONS. Neither LLC nor any of its managers, members, employees or agents have employed, or incurred any liability to, any broker, finder or agent for any brokerage fees, finder's fees, commissions or other amounts with respect to the transactions contemplated hereby, except as disclosed to the other parties hereto.

        8.6 AGREEMENTS WITH TMCT VENTURES, L.P. All agreements between (i) LLC, on the one hand, and (ii) TMCT Ventures, L.P., a Delaware limited partnership, or any of the partners of such partnership, on the other hand, have been disclosed to each of the parties hereto in writing.

        8.7 ACTIONS SINCE FORMATION. LLC has provided the TMC Members and the Trusts with true, correct and complete copies of its Certificate of Formation and Limited Liability Company Agreement, and has advised the TMC Members and the Trusts of all actions it has taken since its formation.

9.      CONDITIONS.

        9.1 CONDITIONS TO OBLIGATIONS OF ALL THE PARTIES. The obligations of each of the parties hereto to consummate the transactions contemplated hereby are subject to the satisfaction or waiver of the following conditions:

                9.1.1 EXECUTION OF THE LLC AGREEMENT. The LLC Agreement shall have been executed and delivered by all the parties hereto.

        9.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE TMC MEMBERS. The obligations of the TMC Members to consummate the transactions contemplated hereby are subject to the satisfaction or waiver of the following conditions:

                9.2.1 OPINION OF LATHAM & WATKINS. The TMC Members shall have received an opinion of Latham & Watkins, counsel to the Trusts, substantially in the form previously provided to Latham & Watkins.

                9.2.2 BOARD APPROVAL. The Board of Directors of TMC shall have approved this Agreement and the LLC Agreement and the transactions contemplated thereby. TMC shall have received a fairness opinion of Goldman, Sachs & Co. in form and substance reasonably satisfactory to the Board of Directors of TMC.

        9.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE TRUSTS. The obligations of the Trusts to consummate the transactions contemplated hereby are subject to the satisfaction or waiver of the following conditions:

                9.3.1 OPINION OF GIBSON, DUNN & CRUTCHER LLP. The Trusts shall have received an opinion of Gibson, Dunn & Crutcher LLP, counsel to the TMC Members, substantially in the form previously provided to Gibson, Dunn & Crutcher LLP.

                9.3.2 OPINION OF RICHARDS, LAYTON & FINGER. The Trusts shall have received an opinion of Richards, Layton & Finger, counsel to the TMC Members, substantially in the form previously provided to Richards, Layton & Finger.

10.     SURVIVAL OF REPRESENTATIONS; INDEMNIFICATIONS.

        10.1 SURVIVAL OF REPRESENTATIONS. All representations, warranties, covenants and agreements of TMC, the Trusts and LLC in this Agreement shall survive the execution, delivery and performance of this Agreement in accordance with this Article 10. The representations and warranties of TMC, the Trusts and LLC set forth in this Agreement, and their indemnity obligations under this
Article 10, shall terminate on the second anniversary hereof (except to the extent that claims have been made or notice of a claim has been provided prior thereto) (the "Indemnity Termination Date"); provided, however, that all representations and warranties and indemnity obligations by the Trusts relating to the Securities Assets (including the representations and warranties set forth in Sections 6.4 and 7.4) and by TMC relating to the OP Preferred Assets (including the representations and warranties regarding title set forth in Section 5.5) shall continue as long as LLC owns any of the Securities Assets or the OP Preferred Assets, respectively, and thereafter to the extent that LLC may have any liabilities or potential liability relating thereto.

        10.2    AGREEMENTS TO INDEMNIFY.

                10.2.1 TRUST 1 INDEMNITY. Subject to the terms and conditions of this Section 10, Trust 1 hereby agrees to indemnify, defend and hold the TMC Members, Trust 2 and LLC harmless from and against all Losses incurred by the TMC Members, Trust 2 and LLC and their respective employees, directors, officers, shareholders, beneficiaries, members, managers, trustees and agents resulting from a breach of any representation, warranty or covenant of Trust 1 made in this Agreement.

                10.2.2 TRUST 2 INDEMNITY. Subject to the terms and conditions of this Section 10, Trust 2 hereby agrees to indemnify, defend and hold the TMC Members, Trust 1 and LLC harmless from and against all Losses incurred by the TMC Members, Trust 1 and LLC and their respective employees, directors, officers, shareholders, beneficiaries, members, managers, trustees and agents resulting from a breach of any representation, warranty or covenant of Trust 2 made in this Agreement.

                10.2.3 TMC INDEMNITY. Subject to the terms and conditions of this Section 10, TMC hereby agrees to indemnify, defend and hold LLC and the Trusts harmless from and against all Losses incurred by LLC and the Trusts and their respective employees, members, managers, beneficiaries, trustees and agents resulting from a breach of any representation, warranty or covenant of the TMC Members made in this Agreement.

                10.2.4 LLC INDEMNITY. Subject to the terms and conditions of this Section 10, LLC hereby agrees to indemnify, defend and hold the TMC Members and the Trusts harmless from and against all Losses incurred by the TMC Members and the Trusts and their respective employees, directors, officers, shareholders, beneficiaries, trustees and agents resulting from a breach of any representation, warranty or covenant of LLC made in this Agreement.

                10.2.5 INDEMNIFICATION THRESHOLD. No claim for indemnification will be made by any party hereunder unless the aggregate of all Losses incurred by such party otherwise indemnified against hereunder exceeds $250,000 and only to the extent of any such Losses in excess of $250,000.

                10.2.6 SUBROGATION. If the Indemnifying Party makes any payment under this Section 10 in respect of any Losses, the Indemnifying Party shall be subrogated, to the extent of such payment, to the rights of the Indemnified Party against any insurer or third party with respect to such Losses; provided, however, that the Indemnifying Party shall not have any rights of subrogation with respect to the Indemnified Party or any of its affiliates or any of its or its affiliates' officers, directors, agents or employees.

        10.3 CONDITIONS OF INDEMNIFICATION. If any claim is asserted or action commenced against an Indemnified Party by a third party, the respective obligations and liabilities of the Indemnifying Party to the Indemnified Party under Section 10.2 shall be subject to the following terms and conditions:

                10.3.1 NOTICE. Within 15 days after receipt of notice of commencement of any action or the assertion of any claim by a third party (but in any event at least 10 days preceding the date on which an answer or other pleading must be served in order to prevent a judgment by default in favor of the party asserting the claim), the Indemnified Party shall give the Indemnifying Party written notice thereof together with a copy of such claim, process or other legal pleading, and the Indemnifying Party shall have the right to undertake the defense thereof by representatives of its own choosing that are reasonably satisfactory to the Indemnified Party. Any failure of an Indemnified Party to provide timely notice to the Indemnifying Party of the commencement of any action or the assertion of any claim shall not relieve an Indemnifying Party of any liability hereunder (including liability for pre-notice defense and investigation costs) except to the extent that the Indemnifying Party was actually prejudiced by such failure.

                10.3.2 FAILURE TO ASSUME DEFENSE. If the Indemnifying Party, by the tenth day after receipt of notice of any such claim (or, if earlier, by the fifth day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the Indemnified Party will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party; provided, however, that the Indemnified Party shall not settle or compromise such claim without the Indemnifying Party's consent, which consent shall not be unreasonably withheld; and provided further that, the Indemnifying Party shall have the right to assume the defense of such claim with counsel of its own choosing at any time prior to settlement, compromise or final determination thereof.

                10.3.3 CLAIM ADVERSE TO INDEMNIFYING PARTY. Notwithstanding anything to the contrary in this Section 10.3, if there is a reasonable probability that a claim may materially adversely affect the Indemnifying Party other than as a result of money damages or other money payments, the Indemnifying Party shall have the right, at its own cost and expense, to compromise or settle such claim, but the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect of such claim.

                10.3.4 COOPERATION. In connection with any such indemnification, the Indemnified Party will cooperate in all reasonable requests of the Indemnifying Party.

        10.4 DAMAGES. Notwithstanding anything to the contrary elsewhere in this Agreement or the LLC Agreement, no party (or its affiliates) shall, in any event, be liable to any other party (or its affiliates) for any consequential damages, including, but not limited to, loss of revenue or income, cost of capital, or loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement. Each party agrees that it will not seek punitive damages as to any matter under, relating to or arising out of the transactions contemplated hereby. Notwithstanding the foregoing, any rights under the OP Preferred Agreements that are assigned to LLC and the assignment of such rights, are not subject to this Section 10.4 hereto.

11.     COVENANTS.

        11.1 COOPERATION. Each party hereto agrees to execute any and all further documents and writings and perform such other reasonable actions which may be or become necessary or expedient to effectuate and carry out the transactions contemplated hereby, including, without limitation, taking such actions and executing such instruments as may reasonably be required to consummate the contributions contemplated hereby (but which shall not include any obligation to make payments).

        11.2 TAX COOPERATION. The parties shall, and shall cause their respective affiliates to, cooperate with each other in the preparation of all tax returns, to the extent related to the transactions contemplated hereby, and shall provide, or cause to be provided, to such other party any records and other information reasonably requested by such party in connection therewith as well as access to, and the cooperation of, the auditors of such other party and its affiliates. The parties shall, and shall cause their respective affiliates to, cooperate with the other party in connection with any tax investigation, tax audit or other tax proceeding relating to the transactions contemplated hereby. Any information obtained pursuant to this Section 11.2 relating to taxes shall be kept confidential by the other parties. The parties hereto intend that the transactions contemplated hereby be treated as contributions to the LLC qualifying for nonrecognition of gain or loss under Section 721 of the Internal Revenue Code of 1986, as amended, and each of the parties hereto agrees to report the transactions contemplated hereby for federal and state income tax purposes in a manner consistent with such characterization.

        11.3 EXCHANGE OF SERIES C-1 AND SERIES C-2 PREFERRED STOCK. Following the Closing, TMC shall use its reasonable best efforts to obtain a waiver from the New York Stock Exchange in order to exchange, without obtaining the approval of the stockholders of TMC, its Series C-1 Preferred Stock and its Series C-2 Preferred Stock contributed to LLC by Trust 2 for a new series of TMC preferred stock to be issued to LLC, on the terms attached hereto on Schedule 11.3. If such waiver is obtained, TMC shall use its reasonable best efforts to effect such exchange.

        11.4 TAX STATUS. None of the Trusts or the TMC Members shall take any action with respect to, in connection with or relating to the LLC to jeopardize its status as an investment partnership under Section 731(c) of the Internal Revenue Code of 1986, as amended.

        11.5 ACTIONS WITH RESPECT TO OP PREFERRED ASSETS. TMC agrees that, it will take such actions under the OP Preferred Agreements and any assets received in respect thereof, as directed by the Investment Committee in its sole discretion, to the extent the LLC is delayed, impaired or prevented from doing so.

12.     MISCELLANEOUS.

        12.1    WAIVERS. Any party may, by written notice to the other parties,
(a) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement; (b) waive any inaccuracies in the representations or warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the conditions or covenants of the other contained in this Agreement; or (d) waive performance of any of the obligations of the others under this Agreement. No variation or modification of this Agreement or the LLC Agreement and no waiver of any provision or condition hereof or thereof, or granting of any consent contemplated hereby or thereby, shall be valid unless in writing and signed by the party against whom enforcement of any such variation, modification, waiver or consent is sought. No variation, modification or impairment will be implied by reason of any previous waiver, extension of time, or delay or omission in exercise of rights or other indulgence.

        12.2 ENTIRE AGREEMENT. This Agreement, the LLC Agreement and the agreements to which LLC and TMC are parties with respect to the contribution of the OP Preferred Assets and the exhibits and schedules hereto and thereto and the documents referred to herein and therein constitute the final, exclusive and complete understanding of the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and discussions with respect thereto.

        12.3 BINDING EFFECT, BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        12.4 ASSIGNABILITY. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party without the prior written consent of all parties, except that TMC may assign this Agreement, or its rights hereunder, to any affiliate of TMC. No assignment shall relieve the assignor of its obligations hereunder without the consent of the other parties.

        12.5 NOTICES. Unless otherwise provided, all notices or other communications required or permitted to be given to the parties hereto shall be in writing and shall be deemed to have been given if personally delivered, including personal delivery by facsimile, provided that the sender receives telephonic or electronic confirmation that the facsimile was received by the recipient and that such facsimile is followed the same day by mailing by certified or registered mail, return receipt requested, first class postage prepaid (a "Mailing"), upon receipt of courier delivery or the third day following a Mailing, addressed as follows (or at such other address as the addressed party may have substituted by notice pursuant to this Section 12.5):

        (a)     If to LLC:        TMCT II, LLC
                                  c/o The Times Mirror Company
                                  Managing Member
                                  Times Mirror Square
                                  Los Angeles, CA  90053
                                  Attention:  General Counsel

        (b)     If to TMC:        The Times Mirror Company
                                  Times Mirror Square
                                  Los Angeles, California 90053
                                  Attention:  General Counsel

                With a copy to:   Gibson, Dunn & Crutcher LLP
                                  333 South Grand Avenue
                                  Los Angeles, California  90071-3197
                                  Attention:  Peter F. Ziegler, Esq.

        (c)     If to the Trusts: Chandler Trust No. 1 and/or
                                        Chandler Trust No. 2
                                  350 West Colorado Boulevard, Suite 230
                                  Pasadena, CA  91105
                                  Attention: Warren B. Williamson, Trustee

                                  and

                                  William Stinehart, Jr., Trustee
                                  Gibson, Dunn & Crutcher LLP
                                  2029 Century Park East
                                  Los Angeles, California  90067-3026

                With a copy to:   Latham & Watkins
                                  633 West Fifth Street
                                  Los Angeles, California  90071-2007
                                  Attention: Edward Sonnenschein, Jr., Esq.

        12.6 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts between California residents made and to be performed entirely within the State of California.

        12.7 ATTORNEYS' FEES. If any party to this Agreement shall bring any action, suit, counterclaim, appeal or arbitration for any relief against another party to enforce the terms hereof or to declare rights hereunder (collectively, an "Action"), the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs incurred in bringing and prosecuting such Action and/or enforcing any judgment, order, ruling, or award. For the purposes of this paragraph, attorneys' fees shall include, without limitation, fees incurred in discovery, postjudgment motions and collection actions, and bankruptcy litigation. "Prevailing party" within the meaning of this paragraph includes, without limitation, a party who agrees to dismiss an Action on another party's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

        12.8    RULES OF CONSTRUCTION.

                12.8.1 HEADINGS. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular section.

                12.8.2 TENSE AND CASE. Throughout this Agreement, as the context may require, references to any word used in one tense or case shall include all other appropriate tenses or cases.

                12.8.3 SEVERABILITY. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

        12.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

        12.10 EXPENSES. Except as otherwise set forth herein, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

        12.11 CONSTRUCTION OF AGREEMENT. No party hereto, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party hereto.

        12.12 CONSENT TO JURISDICTION AND FORUM SELECTION. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively in the State and Federal courts located in the County of Los Angeles, State of California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the County of Los Angeles, State of California shall have personal jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement.

        IN WITNESS WHEREOF, this Contribution Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.


                                        THE TIMES MIRROR COMPANY


                                        By: /s/  ROGER H. MOLVAR
                                           -------------------------------------
                                        Name:  Roger H. Molvar
                                        Title: Senior Vice President
                                               and Controller


                                        EAGLE NEW MEDIA INVESTMENTS, LLC

                                        By: The Times Mirror Company, Manager


                                             By: /s/  ROGER H. MOLVAR
                                                --------------------------------
                                                Name:  Roger H. Molvar
                                                Title: Senior Vice President
                                                       and Controller


                                        EAGLE PUBLISHING INVESTMENTS, LLC

                                        By: The Times Mirror Company, Manager


                                             By:  /s/  ROGER H. MOLVAR
                                                --------------------------------
                                                Name:  Roger H. Molvar
                                                Title: Senior Vice President
                                                       and Controller


                                        FORTIFICATION HOLDINGS CORPORATION


                                        By:  /s/  WILLIAM A. NIESE
                                           -------------------------------------
                                        Name:  William A. Niese
                                        Title: President


                                        WICK HOLDINGS CORPORATION


                                        By:  /s/  WILLIAM A. NIESE
                                           -------------------------------------
                                        Name:  William A. Niese
                                        Title: President

                                        TMCT II, LLC

                                        By: THE TIMES MIRROR COMPANY, its
                                            Managing Member

                                        By: /s/ ROGER H. MOLVAR
                                           -------------------------------------
                                        Name:  Roger H. Molvar
                                        Title: Senior Vice President
                                               and Controller

                                        CHANDLER TRUST NO. 1


                                        By: /s/ GWENDOLYN GARLAND BABCOCK
                                           -------------------------------------
                                           Gwendolyn Garland Babcock,
                                           as trustee of Chandler Trust No. 1
                                           under Trust Agreement
                                           dated June 26, 1935


                                        By: /s/ BRUCE CHANDLER
                                           -------------------------------------
                                           Bruce Chandler, as trustee of
                                           Chandler Trust No. 1 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ WILLIAM STINEHART, JR.
                                           -------------------------------------
                                           William Stinehart, Jr., as trustee of
                                           Chandler Trust No. 1 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ WARREN B. WILLIAMSON
                                           -------------------------------------
                                           Warren B. Williamson, as trustee of
                                           Chandler Trust No. 1 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ CAMILLA CHANDLER FROST
                                           -------------------------------------
                                           Camilla Chandler Frost, as trustee of
                                           Chandler Trust No. 1 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ DOUGLAS GOODAN
                                           -------------------------------------
                                           Douglas Goodan, as trustee of
                                           Chandler Trust No. 1 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ JUDY C. WEBB
                                           -------------------------------------
                                           Judy C. Webb, as trustee of Chandler
                                           Trust No. 1 under Trust Agreement
                                           dated June 26, 1935

                                        CHANDLER TRUST NO. 2


                                        By: /s/ GWENDOLYN GARLAND BABCOCK
                                           -------------------------------------
                                           Gwendolyn Garland Babcock, as trustee
                                           of Chandler Trust No. 2 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ BRUCE CHANDLER
                                           -------------------------------------
                                           Bruce Chandler, as trustee of
                                           Chandler Trust No. 2 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ WILLIAM STINEHART, JR.
                                           -------------------------------------
                                           William Stinehart, Jr., as trustee of
                                           Chandler Trust No. 2 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ WARREN B. WILLIAMSON
                                           -------------------------------------
                                           Warren B. Williamson, as trustee of
                                           Chandler Trust No. 2 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ CAMILLA CHANDLER FROST
                                           -------------------------------------
                                           Camilla Chandler Frost, as trustee of
                                           Chandler Trust No. 2 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ DOUGLAS GOODAN
                                           -------------------------------------
                                           Douglas Goodan, as trustee of
                                           Chandler Trust No. 2 under Trust
                                           Agreement dated June 26, 1935


                                        By: /s/ JUDY C. WEBB
                                           -------------------------------------
                                           Judy C. Webb, as trustee of Chandler
                                           Trust No. 2 under Trust Agreement
                                           dated June 26, 1935